SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK BOND TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	☐	Fee paid previously with preliminary materials.
	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Your **Vote** Counts!

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

JOHN HANCOCK
200 BERKELEY STREET
BOSTON, MA 02116

D89249-Z83156

You invested in JOHN HANCOCK FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 9, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting Telephonically*

September 9, 2022
2:30 PM ET

Register at: 855-643-7451

*Please check the meeting materials for any special requirements for telephonic meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of eight Trustees as members of the Board of Trustees of the Trust **Nominees:** 01) Andrew G. Arnott 05) Frances G. Rathke 02) Marianne Harrison 06) Noni L. Ellison 03) Paul Lorentz 07) Dean Garfield 04) James R. Boyle 08) Patricia Lizarraga	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D89250-Z83156

Your **Vote** Counts!

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

JOHN HANCOCK
200 BERKELEY STREET
BOSTON, MA 02116

D89251-Z83156

You invested in JOHN HANCOCK FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 9, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting Telephonically*

September 9, 2022
2:30 PM ET

Register at: 855-643-7451

*Please check the meeting materials for any special requirements for telephonic meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of eight Trustees as members of the Board of Trustees of the Trust **Nominees:** 01) Andrew G. Arnott 02) Marianne Harrison 03) Paul Lorentz 04) James R. Boyle 05) Frances G. Rathke 06) Noni L. Ellison 07) Dean Garfield 08) Patricia Lizarraga	For
2. Approval of a new form of Advisory Agreement between each applicable Trust and John Hancock Investment Management LLC.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D89252-Z83156

Your **Vote** Counts!

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

JOHN HANCOCK
200 BERKELEY STREET
BOSTON, MA 02116

D89253-Z83156

You invested in JOHN HANCOCK FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 9, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting Telephonically*

September 9, 2022
2:30 PM ET

Register at: 855-643-7451

*Please check the meeting materials for any special requirements for telephonic meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of eight Trustees as members of the Board of Trustees of the Trust **Nominees:** 01) Andrew G. Arnott 02) Marianne Harrison 03) Paul Lorentz 04) James R. Boyle 05) Frances G. Rathke 06) Noni L. Ellison 07) Dean Garfield 08) Patricia Lizarraga	For
2. Approval of a new form of Advisory Agreement between each applicable Trust and John Hancock Investment Management LLC.	For
3. Proposal adopting a manager of managers structure.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D89254-Z83156

Your **Vote** Counts!

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

JOHN HANCOCK
200 BERKELEY STREET
BOSTON, MA 02116

D89255-Z83156

You invested in JOHN HANCOCK FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 9, 2022.**

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting Telephonically*

September 9, 2022
2:30 PM ET

Register at: 855-643-7451

*Please check the meeting materials for any special requirements for telephonic meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of eight Trustees as members of the Board of Trustees of the Trust **Nominees:** 01) Andrew G. Arnott 05) Frances G. Rathke 02) Marianne Harrison 06) Noni L. Ellison 03) Paul Lorentz 07) Dean Garfield 04) James R. Boyle 08) Patricia Lizarraga	For
3. Proposal adopting a manager of managers structure.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D89256-Z83156

Your **Vote** Counts!

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

D89257-Z83154

You invested in JOHN HANCOCK FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 9, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting Telephonically*

September 9, 2022
2:30 PM ET

Register at: 855-643-7451

*Please check the meeting materials for any special requirements for telephonic meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of eight Trustees as members of the Board of Trustees of the Trust **Nominees:** 01) Andrew G. Arnott 05) Frances G. Rathke 02) Marianne Harrison 06) Noni L. Ellison 03) Paul Lorentz 07) Dean Garfield 04) James R. Boyle 08) Patricia Lizarraga	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D89258-Z83154

Your **Vote** Counts!

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

D89259-Z83154

You invested in JOHN HANCOCK FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 9, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting Telephonically*

September 9, 2022
2:30 PM ET

Register at: 855-643-7451

*Please check the meeting materials for any special requirements for telephonic meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of eight Trustees as members of the Board of Trustees of the Trust **Nominees:** 01) Andrew G. Arnott 05) Frances G. Rathke 02) Marianne Harrison 06) Noni L. Ellison 03) Paul Lorentz 07) Dean Garfield 04) James R. Boyle 08) Patricia Lizarraga	For
2. Approval of a new form of Advisory Agreement between each applicable Trust and John Hancock Investment Management LLC.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D89260-Z83154

Your **Vote** Counts!

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

D89261-Z83154

You invested in JOHN HANCOCK FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 9, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting Telephonically*

September 9, 2022
2:30 PM ET

Register at: 855-643-7451

*Please check the meeting materials for any special requirements for telephonic meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of eight Trustees as members of the Board of Trustees of the Trust **Nominees:** 01) Andrew G. Arnott 05) Frances G. Rathke 02) Marianne Harrison 06) Noni L. Ellison 03) Paul Lorentz 07) Dean Garfield 04) James R. Boyle 08) Patricia Lizarraga	For
2. Approval of a new form of Advisory Agreement between each applicable Trust and John Hancock Investment Management LLC.	For
3. Proposal adopting a manager of managers structure.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D89262-Z83154

Your **Vote** Counts!

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

D89263-Z83154

You invested in JOHN HANCOCK FUNDS and it's time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 9, 2022.**

Get informed before you vote

View the Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend the Meeting Telephonically*

September 9, 2022
2:30 PM ET

Register at: 855-643-7451

*Please check the meeting materials for any special requirements for telephonic meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

JOHN HANCOCK FUNDS

2022 Special Joint Meeting
Vote by September 8, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Election of eight Trustees as members of the Board of Trustees of the Trust **Nominees:** 01) Andrew G. Arnott 05) Frances G. Rathke 02) Marianne Harrison 06) Noni L. Ellison 03) Paul Lorentz 07) Dean Garfield 04) James R. Boyle 08) Patricia Lizarraga	For
3. Proposal adopting a manager of managers structure.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D89264-Z83154

Draft - Solicitation Script

John Hancock Funds

Meeting Date: September 9, 2022

Toll Free Number: 855-643-7451

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the John Hancock Funds. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of John Hancock Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled for September 9, 2022. Have you received proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of John Hancock Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on September 9, 2022. Have you received proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with John Hancock Funds. Due to the lack of shareholder participation, the special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:

The board of the Fund(s) you are invested in has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

1 | Page

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 855-643-7451.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

The board of the Fund(s) you are invested in recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-643-7451.

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The board of the Fund(s) you are invested in is recommending you vote FOR the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

2 | Page

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The board of the Fund(s) you are invested in is recommending you vote FOR the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of John Hancock Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on September 9, 2022.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-643-7451 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of John Hancock Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on September 9, 2022.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-643-7451 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

3 | Page

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

4 | Page

Your vote is critical!

Dear Valued John Hancock Shareholder:

As a valued shareholder of the John Hancock Group of Funds family, we need your vote at the Special Meeting of Shareholders scheduled for September 9th. Your vote is critical to helping us reach quorum for the Special Meeting of Shareholders.

The Board of Trustees of the John Hancock Group of Funds unanimously recommends a vote “FOR” the proposal(s).

Your vote is extremely important! To avoid further communications, we urge you to take the time to vote your shares today using one of the below voting options:

•	Call a proxy voting specialist today at 1-855-643-7451.
Representatives are available weekdays from 9:00 a.m. to 10:00 p.m. ET.
You can also call the toll-free touchtone phone number located on your proxy card, enter the control number and follow the prompts.

•	Vote by Internet at www.proxyvote.com and enter the control number on your proxy card and follow the prompts.

•	Vote by mail by completing, signing and dating the enclosed proxy card and returning it in the pre-paid envelope provided in this package.

We appreciate you taking immediate action to vote your shares today!

7/22 Retail Funds